SECURITIES AND EXCHANGE COMMISSION


                             Washington, D. C. 20549


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 10, 2002

                                   ----------

                              I-INCUBATOR.COM, INC.
             (Exact name of registrant as specified in its charter)

        FLORIDA                       0001044693                59-3442557
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)                File Number)          Identification No.)


                    4966 El Camino Real, Los Altos, CA 94022
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (650) 969-5000

                                   ----------

Item 1. Changes in Control of Registrant.

      On May 16, 2002, the Company acquired Inclusion, Inc. ("Inclusion"), a Los Altos, California-based information technology software firm pursuant to an Agreement and Plan of Merger (the "Agreement"). Pursuant to the Agreement, the Company issued 967,855 newly issued shares of common stock in exchange for all of the issued and outstanding shares of Inclusion, making Inclusion a wholly-owned subsidiary of the Company.

      On May 16, 2002, Jamee Kalimi resigned and Michael D. Farkas resigned


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from the Board of Directors, and Martin Nielson and Suresh Mathai were appointed to replace them. In addition, on May 16, 2002, Martin Nielson was appointed
Chief Executive Officer and Chairman of the Company replacing Jaime Kalimi who resigned as President.

      As of June 30, 2002, the Company had 10,813,242 common shares issued and outstanding. As of June 30, 2002, all officers, directors of the Company and stockholders owning more than 5% of the issued and outstanding shares of the Company, beneficially owned shares of the Company, as follows:

Shareholder                  Number of Common Shares       Percentage Ownership
-----------                  -----------------------       --------------------
Martin Nielson                         912,157                    8.44%
John Duhring                           552,581                    5.11%
Henry Lo                               363,338                    3.36%
Ultrametrics Limited                 1,098,483                   10.16%
Motivation Technology
Consulting Limited                   1,098,483                   10.16%

Item 2. Acquisition or Disposition of Assets

      On May 16, 2002, the Company acquired Inclusion, Inc. ("Inclusion"), a Los Altos, California-based information technology software firm pursuant to a an Agreement and Plan of Merger (the "Agreement"). Pursuant to the Agreement, Inclusion merged with a newly-formed, wholly-owned subsidiary of the Company, with Inclusion being the surviving corporation. The result of the merger was to make Inclusion a wholly-owned subsidiary of the Company. As consideration for the merger, the shareholders of Inclusion received 967,855 newly issued shares of common stock of the Company.

      The Agreement provides for certain anti-dilution protection for the shareholders of record of the Company prior May 16, 2002 (the "Record Date Shareholders") based upon the number of shares, options and warrants of the Company issued and outstanding as of the time that the Company reaches monthly sales on an annualized basis which equal or exceeds $6 million.

      In addition, the Agreement provides for additional shares to be issued to the Record Date Shareholders, on a pro rata basis, in such number as to give the Record Date Shareholders shares 51% of the issued and outstanding shares of the Company, in the event that, as of the month that monthly sales on an annualized basis which equal or exceeds $6 million, the Company's "EBITDA" shall be more than a loss of $500,000 on an annualized basis; provided that, such provision shall not apply in the event that the Company has been able to obtain equity investments of at least $1 million prior to such time.

      On June 10, 2002, the Company's Inclusion subsidiary acquired substantially all of the assets of Planet-Intra.com International Ltd., ("Planet-Intra") a British Virgin


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Islands corporation based in Toronto in exchange for 4,735,714 newly-issued shares of common stock of the Company and the assumption of certain liabilities of Planet-Intra; which number of shares is subject to certain adjustments based upon representations and warranties made by Planet-Intra in the Asset Purchase Agreement. The Asset Purchase Agreement provides that 500,000 shares are to be held in escrow to secure certain representations and warranties made by Planet-Intra.

Item 3. Bankruptcy or Receivership

      There has been no bankruptcy, receivership, or similar proceeding by or against either of the Company or Inclusion described in this Form 8-K.

Item 4. Changes in Registrant's Certifying Accountant

      The Company has had no changes in and/or disagreements with its accountants.

Item 5. Other Events

Change of Business Direction

      The Company, with its new subsidiary, will refocus its business towards providing software, engineering services, and expert consulting aimed at the Knowledge Technology market to clients.

      The following information provides details on the business of the Company's Inclusion subsidiary.

      Founded in 1997, Inclusion is an international "Knowledge Technology" company, headquartered in Los Altos, California. Inclusion offers to its clients, a suite of software, engineering services, and expert consulting Customized and highly secure, Inclusion's technology is typically deployed as enterprise portals, supply chain collaboration, intranets/extranets, project management, new product development, marketing automation, and workgroup communication. Inclusion's web site can be found at www.inclusion.net.

      Inclusion plans to expand its business via the acquisition of complementary technology and services company which have business models which are incomplete and/or their offerings are too small to realize significant market share. The companies acquired will be selected on the basis of complementary management, software technology, and professional services that will be integrated into Inclusions' product and services offerings.

SALES AND MARKETING

      Inclusion currently sells its services directly to clients by direct sales efforts of its management. Inclusion expects to expand its direct sales force in the US by hiring experienced sales persons, through acquisition of complementary businesses with


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existing client bases and by developing relationships with partner companies to accelerate its sales penetration into its target markets.

      Inclusion sales efforts will also be supplemented by marketing and communications activities that it pursues to further build brand recognition in the marketplace. These activities will include a comprehensive sales efforts that include direct mail campaigns targeting corporate executives, public speaking opportunities, attendance at industry conferences and business events, a public relations program, sales and marketing materials.

COMPETITION

      Inclusion markets are intensely competitive. Customer requirements and the technology available to satisfy those requirements continually change. Inclusion competitors include large information technology consulting companies such as Accenture, Cambridge Technology Partners, Inc., Electronic Data Systems Corporation, IBM Global Services and KPMG LLP; and numerous other companies the size of Inclusion and smaller. Many of these companies have greater financial resources and larger customer bases than Inclusion does and may have larger technical, sales, and marketing resources than Inclusion does. Inclusion expects to encounter additional competition as we address new markets and as the computing market continues to converge.

      Inclusion must frequently compete with its clients' own internal information technology capability, which may constitute a fixed cost for the client. This may increase pricing pressure on Inclusion. If Inclusion is forced to lower our pricing or if demand for its services decreases, its business, financial condition, and results of operations will be materially and adversely affected.

      Inclusion competes on the basis of a number of factors, including the attractiveness of the business strategy and services that it offers, breadth of services it offers, pricing, the quality and features of its products, technological innovation, quality of service, and ability to invest in or acquire assets of potential customers. Some of these factors are outside of Inclusions' control. Inclusion cannot be sure that it will compete successfully against its competitors in the future.

PROPRIETARY RIGHTS

      Inclusion relies on a combination of trade secret laws, nondisclosure and other contractual agreements and technical measures to protect its proprietary rights in its products. Inclusion believes that its products, trademark and other proprietary rights do not infringe on the proprietary rights of third parties.

EMPLOYEES

      As of June 30, 2002, Inclusion had 42 full time employees and contractors.

FACILITIES

      Inclusion`s headquarters are located in a 3,500 square foot facility in the San Francisco Bay Area at 4966 El Camino Real, Los Altos, CA 94022 which is leased from a shareholder of the Company. The lease, which was negotiated at arms length expires during July, 2003. Inclusion pays a base monthly rent of approximately $10,500. The Company also acquired office space in Windsor, Ontario as part of its acquisition of the assets of Planet Intra. As the Company implements its acquisition strategy, it is expected that it will acquire additional office space around the United States and in Canada and expects to open offices in Canada (Toronto), and offices in London, Tokyo, and Florida.

Forward-Looking Statements

      There are forward-looking statements in this document, and in the Company's public documents to which they may refer that are subject to risks and uncertainties in addition to those set forth below. These forward-looking statements include information about possible or assumed future results of the Company's operations. Also, when any of the words "may," "will," "believes," "expect," "anticipate," "estimate," "continue," or similar expressions are used, the Company is making forward-looking statements. Many possible events or factors, including but not limited to those set forth herein, could affect future financial results and performance. This could cause Company results or performance to differ materially from those expressed in any forward-looking statements. These and other risks are described in the Company's other publicly filed documents and reports that are available from the Company and from the SEC.

Item 6. Resignations of Registrant's Directors

      On May 16, 2002 Jamee Kalimi resigned as an officer and director of the Company and Michael D. Farkas resigned as a director of the Company. The resignations were not result of a disagreement with the Company. The current directors and executive officers of the Company are:

Name                       Age            Position
----                       ---            --------

Martin Nielson             50             Chief Executive Officer, Chairman and
                                            Director

Suresh Mathai              45             President, Chief Operating Officer and
                                            Director

Vishwanath M. Sowani       44             Executive Vice President

Henry Lo                   38             Chief Financial Officer

      At each annual meeting of shareholders, all of the directors will be elected to serve from the time of election and qualification until the next annual meeting following election. There are no family relationships among any of the directors.

N. Martin Nielson
CEO

Prior to joining the Company, Mr. Nielson was founder and CEO of UK-based NJS International, a mergers and acquisition company, which acted as the exclusive European M & A advisor to Corporate Express, completing approximately 40 acquisitions. In 1998, he founded Scandinavian Corporate Suppliers. Prior to Scandinavian Corporate Suppliers, he was founder and CEO of The Business Superstore, an office supply & computer superstore/telesales company with private financing, grew it to $15 million in sales and merged it with the largest chain in Europe. Prior to that Mr. Nielson, was a founding executive and Vice President, Businessland, Inc., a computer & networking reseller that is listed on the NYSE listing. Prior to Businessland, he was an executive with the Gap, Inc. for 9 years. Mr. Nielson is a graduate of San Jose State University and attended San Francisco State University's graduate school of business, with concentration on operations research.

Suresh Mathai
President

Prior to joining Inclusion, Mr. Mathai was the CEO and co-founder of Planet-Intra.com International Ltd., the business and assets of which where acquired by the Company. Prior to that, Mr. Mathai was founder of Pacific Connections, the first intranet consulting company in Asia Pacific, which was sold to ChinaDotCom (a NASDAQ company) in August 1999. Previously, Mr. Mathai served as President of Asia-Pacific operations for Rapp Collins Ltd. (an Omnicom Group Company) where he worked extensively on brand, marketing and CRM activities for several blue chip technology and financial services companies such as Hong Kong Shanghai Bank, Standard Chartered Bank, Citibank, Quicken, Cable and Wireless, AT&T, and Singapore Telecom. Mr. Mathai holds a Bachelor of Science degree from St. Stephen's College, Delhi.

Vishwanath M. Sowani
Executive Vice President

Mr. Sowani is a co-founder of Planet-Intra.com International Ltd., the business and assets of which where acquired by the Company. Prior to Planet Intra, he co-founded Pacific Connections Limited - a Hong Kong based Intranet development and consulting company that was successfully sold to ChinaDotCom (a NASDAQ company) in August 1999. Mr. Sowani has spent 18 years in banking and finance and worked in a variety of senior assignments in India, Thailand and Hong Kong with international banks ending up as the head of global risk management for Jardine Fleming - now a part of JP Morgan Chase. His last position prior to Planet Intra was as the CEO of 2Cube.Com, a Hong

Kong based company owned jointly by JP Morgan Chase and Hong Kong Telecom, formed to provide on-line trading services to retail investors across Asia. 2Cube.Com was subsequently sold to E*Trade Asia. He has a Bachelor of Engineering degree in mechanical engineering and an MBA from the Indian Institute of Management, Ahmedabad with specialization in finance and marketing.

Henry Lo
CFO

Prior to joining the Company, Mr. Lo was Chief Financial Officer of Planet-Intra.com International Ltd., the business and assets of which where acquired by the Company. In 1999, Mr. Lo served as Chief Financial Officer for Versata Software (a NASDAQ company) In 1998, he was Chief Financial Officer for SyQuest Technology. From 1995 to 1998, he was Treasurer and Director of Investor Relations at StorMedia Incorporated (a NASDAQ company). Mr Lo's experience spans the financial services industry with various management positions at GE Capital and PriceWaterhouseCoopers, where his primary focus was on Citigroup Leasing, US Leasing, and Ford Motor Credit. Mr. Lo has also provided critical consulting services, including successful fundraising, to a number of start-up companies in Internet communications, optical networking and financial services. Mr. Lo is a graduate of University of California at Berkeley with a Bachelor of Science degree in Economics.

Item 7. Financial Statements and Exhibits

      As of the date hereof, financial information reflecting the May 16, 2002 transaction is not available. The Company plans to file an amendment to this Form 8-K reflecting the required financial information no later than 60 days following the filing of this Form 8-K


Index to Exhibits

Exhibit        Description
-------        -----------

10.1           Agreement and Plan of  Merger

10.2           Asset Purchase Agreement

Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 I-Incubator,com, Inc.
                                                 -----------------------------
                                                 (Registrant)


Date:  July 3 , 2002                             /s/ Martin Nielson
                                                 -----------------------------
                                                 Martin Nielson, Chief Executive
                                                    Officer